                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-KA
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                    May 15, 2002

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            MARYLAND                 1-13232                      84-1259577
            --------                 -------                      ----------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation or          File Number)               Identification No.)
        organization)

           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
  -----------------------------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code                (303) 757-8101

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)



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ITEM 9 Regulation FD Disclosure

         Apartment Investment & Management Company (the "Company") has revised the slide presentation used in an investor and analyst meeting on May 15, 2002 and filed as a Form 8-K on May 16, 2002. The revisions increase the common shares and common share equivalents for purposes of calculating Net Asset Value from 104.4 million shares to 108.3 million shares. The increase in shares factors in a full quarter of shares issued in the Casden transactions. The new range of Net Asset Values provided in the revised presentation is $46.13 to $50.12 per share compared to $47.85 to $51.98 per share in the original presentation. The revised slide presentation is attached hereto as Exhibit 99.1 and incorporated herein by this reference. The Company has also posted the revised slide presentation on its Website in a format, which more closely resembles the format of the presentation used at the conference. The revised slide presentation may be accessed at www.aimco.com/aimco.pdf. This revised slide presentation will be available at this web address for thirty days.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             The following exhibit is filed with this report:

             Exhibit Number                        Description

                  99.1 Slide presentation of Apartment Investment and Management Company, originally dated May 15, 2002, revised May 28, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated: May 15, 2002

                                              APARTMENT INVESTMENT
                                              AND MANAGEMENT COMPANY

                                              By: /s/ Paul J. McAuliffe
                                              ----------------------------------
                                              Paul J. McAuliffe
                                              Executive Vice President and Chief
                                              Financial Officer



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                                  EXHIBIT INDEX

               EXHIBIT NO.                       DESCRIPTION
               -----------                       -----------
                  99.1              Slide presentation of Apartment Investment
                                    and Management Company, originally dated May
                                    15, 2002, revised May 28, 2002.